FOURTH AMENDMENT TO CREDIT AGREEMENT



                       THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this
               "AmendmenT') is entered into as of November 30, 2005, by and among EBS OIL AND GAS PARTNERS PRODUCTION CO., L.P., it Texas limited partnership ("Borrower"), EBS OIL AND GAS PARTNERS PRODUCTION GP, LLC, a Texas limited partnership ("EBS GP"), EBS OIL AND GAS PARTNERS OPERATING CO., L.P., a Texas limited partnership ("EBB Oil Co" and EBS Op Co and EBS GP are each a "Guarantor" and collectively, "Guarantors"). and WBSTSIDE ENERGY CORPORATION, a Nevada corporation ("Westside"), as administrative agent and sole Lender.

                                    RECITALS:

                      A. Westside is the assignee of all of the rights and
              interests of the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of May 20, 2005 (as amended by First Amendment to Credit Agreement dated as of August 20, 2005, and as further amended, restated, or modified from time to time, the "Credit Aereement");

                      B. As of the date hereof, Westsfde. shall be the sole
              Lender and Administrative Agent under the Credit Agreement; and

                      C. Westside and Borrower desire to amend the Credit
              Agreement to extend the maturity date of the Notes and amend certain other matters.

        NOW, THEREFORE, for and in consideration .of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

                      SECTION 1. Terms Defined in Agreement. As used in this
              Amendment, except as may otherwise be provided herein, all capitalized term~ which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

                      SECTION   2..   Amendments   to   Agreement.  Subject  to
              the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

              (i) Section 1.1. Definitions. The following definitions are modified or amended as follows:

                    (a) The definition of "Lender" is deleted in its entirety and replaced with the following:

                         "Lender"       means  Westside.

                    (b) "Stated Maturity Date" is deleted in its entirety and replaced with the following:

                        "Stated Maturity Date" shall mean January 31,2006.

                   (c) The following definition is added:

                         "Westside" shall mean Westside Energy Corporation, a Nevada Corporation

         SECTION 3. Consent to Assignment. Borrower and tbe Guarantors hereby consent to the assignment of the Notes and Loan Documents to Westside pursuant to that certain Assignment of Notes and Liens dated of even date herewith (the "Assignment").

         SECTION 4. Westside as Administrative Ascnt. Westside, in its capacity as Lender, hereby appoints itself as successor Administrative Agent under the Credit Agreement; and Borrower consents to and acknowledges such appointment.


         SECTION 4. Conditions of Effectiveness. The obligations of Administrative Agent and the Lender to amend the Credit Agreement as provided in this Amendment are subject to the fulfillment of the following conditions precedent:

                 (a) Borrower shall have delivered to Administrative Agent duly executed multiple counterparts of this Amendment;

                 (b) no Material Adverse Effect shall have occurred; and

                 (c) no Event of Default shalf have occurred.

        SECTION 5.  Representations  and Warranties of Borrower.   The  Borrower
represents and warrants to Administrative Agent and Lenders, with full knowledge. that Administrative Agent and Lenders are relying on the
following   representations   and   warranties   in executing this Amendment,
as follows:

           (a) The Borrower has organizational power and authority to execute., deliver and perform this Amendment, and all respective organizational action on the part of Borrower requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

            (b) The Credit Agreement as amended by this Amendment and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which Borrower is a party constitute the legal, valid and binding obligations of Borrower to the extent it is a party ther~to, and is enforceable against Borrower in accordance with tbeir respective terms.

         ( c) This Amendment does not and will not violate any provisions of any of the Organization Documents of Borrower, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Borrower's execution of this Amendment will not result in the creation or imposition of any lien upon any properties of Botrow~r, othet than those permitted by the Credit Agreement and this Amendment.

                (d) Execution, delivery and perfQrmance of this Amendment by Borrower does not require tbe consent or approval of any oth~ Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of Americ.a or any state. thereof.

               (e) As of the date of this Amendment, Borrower is solvent.

               (f) After giving effect to this Amendment, no Default or Event of Default exists, and no Default or Event of Default will exist) and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contentpla:ted thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing.

                 (g) Nothing in this Section 5 of this Amendment is intended to amend any of the representations or warranties cont~!ined in the Credit Agreement or the Loan Documents to which Borrower is a party.

         SECTION 6. Reference to and Effect on the Credit Agreement.

                 (a) Upon the effectiveness of this Amendment. on and aft.er the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "hetein," or words of like import,shalJ mean and be a reference to the Credit Agreement as amended hereby.

                 (b) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is heteby ratified and confirmed.

         SECTION 7. Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Borrower ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions; covenants, representations. warranties and all other provisions of the Credit Agreememt remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance witb their respective terms,
 (iii) the Notes executed pursuant to this Amendment, amend, renew, extend, modify, replace, restate, are substitutes for, and supersede in their entirety (but are not in extinguishment or novation of) the Prior Notes and (iii) the CoUateral is unimpaired by this Amendment.

         SECTION 8. Grant and Affirmation of Security Interest. Borrower hereby confirms and agrees that (i) any and aU liens, security interests and other security or Collateral now or hereafter held by Administrative Agent for the benefit of; and as representative of, the Lenders as security for payment and performance of the obligations hereby are renewed and carried forth to secure payment and performance of all of the Obligations and (ii) Administrative Agent is hereby authorized to file, in any jurisdiction where Administrative Party deems necessary, financing statements or amendments to financing statements to maintain and continue the validity and priority of its security interests in the Property. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

         SECTION 9. Reaffirmation of Guarantv. Guarantors hereby ratify and confirm that, after giving effect to the Assignment and this Amendment, the obligations of the Guarantors pursuant to the Guaranty. remain in full force and effect as written.

        SECTION 10. Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, Borrower represents and warrants that Borrower knows of no defenses, counterclaims or rights of setoff to the payment of any indebtedness of Borrower to Lenders.

          SECTION 11. Execution and Counterparts. This Amendment may be executed in a number of counterparts and by different parties hereto in separate counterparts, eacb of whi when so executed and delivered shall be deemed to be an original and aU of which taken togett shan constitute. but one and the. s.ame instrument. Delivery of an executed counterpart of tt Amendment by facsimile shall be equally as effective as delivery of a manually ex~cut counterpart of this Amendment.

         SECTION 12. Governing Law. This Amendment shall be governed by and construed accordance with the laws of the State of Texas.

         SECTION 13. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any oth purpose,

         SECTION 14. No Waiver. Except to the extent specifically provided herein, Borrow agrees that no Event of Default and no Default has been waived or remedied by the execution this Amendment by Administrative Agent or the Lenders, and any such Default or Event Default heretofore arising and currently continuing shall continue after the execution al delivery hereof. Except to .the extent specifically provided herein. nothing contained in th Amendment nor any past indulgence by the Administrative Agent or any Bank nor any oth action or inaction on behalf of Administrative Agent or any Bank (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default wltich may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitu an election of remedies by Administrative Agent or any Bank or a waiver of any of the rights or remedies of Administrative Agent or any Bank provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

         SECTION IS. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (A AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT  BETWEEN  THE  PARTIES AND MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE
OF   PRIOR CONTEMPORANEOUS  OR  SUBSEQUENT  ORA  AGREEMENTS  OF  THE PARTIES.

        THERE  ARE  NO  UNWRITTEN   ORAL   AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF.. the parties hereto have caused this Amendment to executed and delivered in Dallas, Texas by their proper and duly authorized officers as of and year first above written.

  BORROWER:

 EBS  OIL  AND  GAS   PARTNERS
 PRODUCTION CO., L.P.

  By:

EBS OIL AND GAS PARTNERS PRODUCTION GP, LLC, its General Partner

 By:

James I. Staley. II
Member & Board Member

 GUARANTORS:

 EBS  OIL  AND  GAS  PARTNERS
 PRODUCTION GP, LLC

 By:

James I. Staley, n Member & Board Member

 EBS OIL  AND GAS  PARTNERS
 OPERATING CO., L.P.

 By:

EBS  OIL  AND  GAS  PARTNERS  OPERATING  GP,  LLC,  its
General.Partner

By:

James I. Staley, II Member & Board Member

 ADMINISTRATIVE AGENT AND SOLE LENDER:

 WESTSIDE ENERGY CORPORATION

By:
Printed Name:
Title:

         1M WITNESS WHEREOF, the parties hereto bave caused this Amendment to be duly executed and delivered n Dallas, Texas by their poper and duly authorized offioers as of the day and year first above written.
  .

  BORROWER:
  EBS OIL AND GAS
  PARTNERS PRODUCTION CO., L.P.

  By:

  By:

EBS OIL AND GAS PARTNERS  PRODUCTION  GP, LLC, its General
Partner

James I. Staley, II
Member & Board Member


 GUARANTORS:

 EBS    OIL   AND   GAS
 PARTNERS    PRODUCTION
 GP, LLC

 By:

EBS OIL AND GAS PARTNERS OPERATING
CO, L.P.

By: EBS. OIL AND GAS PARTNERS OPERATING
 GP, LLC,. its General Partner



By: